Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                            October 28, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


     Re:  Van Kampen American Capital Equity Opportunity Trust;
          Van Kampen Merritt Equity Opportunity Trust;
          Van Kampen Merritt Utility Income Trust; and
          Van Kampen American Capital Utility Income Trust (the "Trusts")


Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the related series of the Trusts.

                                    Very truly yours,



                                    Chapman and Cutler






               Van Kampen American Capital Distributors, Inc.
                        Unit Investment Trusts

                       Supplement to the Prospectus
                        Dated October 28, 1997


Notwithstanding anything to the contrary in the Prospectus, the Evaluation Time for purposes of sale, purchase or redemption of Units shall be the close of trading on the New York Stock Exchange next following receipt by the Sponsor of an order for a sale or purchase of Units or receipt by the Trustee of Units (including certificates, if any) tendered for redemption.